UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 9, 2022, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), issued a press release announcing the Transaction (as defined below), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. DBH (as defined below), a subsidiary of Endeavor, is an organization dedicated to supporting, promoting, and enhancing the sport of baseball through professional management, best practices, innovation and investment.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On August 9, 2022, IMG Worldwide, LLC, a Delaware limited liability company and subsidiary of the Company (the “Seller”), and Diamond Baseball Parent, LLC, a Delaware limited liability company and subsidiary of the Company (“DBH”), entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among the Seller, DBH and SL Ace Buyer, L.P., a Delaware limited partnership, SL Ace Buyer II, L.P., a Delaware limited partnership, and SL Ace Buyer III, L.P., a Delaware limited partnership (such SL Ace Buyer entities, collectively, “Purchasers”). Pursuant to the Purchase Agreement, Purchasers have agreed to acquire from the Seller ten MLB Professional Development League (“MLB PDL”) clubs, including the Hudson Valley Renegades, Iowa Cubs, Memphis Redbirds, San Jose Giants, Scranton/Wilkes-Barre RailRiders, Augusta GreenJackets, Gwinnett Stripers, Mississippi Braves, Rome Braves and Oklahoma City Dodgers for an aggregate purchase price of approximately $280 million cash, subject to certain adjustments during the interim period (the “Transaction”). The Purchasers are affiliates of Silver Lake, affiliates of which are existing stockholders of the Company.

The Transaction is expected to close in the fourth quarter of 2022, subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) obtaining applicable third party approvals, (ii) the absence of any order or legal requirement that prohibits, enjoins, or otherwise restrains the consummation of the Transaction, and (iii) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Purchase Agreement.

The Purchase Agreement includes customary termination provisions for both the Seller and Purchasers, whereby the parties may terminate (i) by mutual written consent, (ii) following a permanent legal prohibition on consummating the Transaction, (iii) if the closing of the Transaction has not occurred prior to the end date set forth in the Purchase Agreement, (iv) following a breach by the other party of its representations and warranties or covenants contained in the Purchase Agreement that would result in a failure of a condition to closing of the Transaction, subject to cure rights, and (v) following a failure to obtain MLB PDL approval for the consummation of the Transaction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including the Company’s expected closing of the Transaction and the timing thereof. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “will,” “potential” or, in each case, their negative, or other variations or comparable terminology and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: Endeavor faces uncertainties regarding the consummation of the Transaction, including that certain conditions to the consummation of the Transaction will not be satisfied; Endeavor may experience difficulties in realizing the expected benefits of the Transaction; the Transaction may result in the diversion of Endeavor’s management’s time and attention to issues relating to the Transaction; and Endeavor may incur significant transaction costs in connection with the Transaction. In addition, a number of important factors could cause Endeavor’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to: the impact of the COVID-19 global pandemic on Endeavor’s business, financial condition, liquidity and results of operations; changes in public and consumer tastes and preferences and industry trends; Endeavor’s ability to adapt to or manage new content distribution platforms or changes in consumer behavior; Endeavor’s dependence on the relationships of its management, agents, and other key personnel with clients; Endeavor’s dependence on key relationships with television and cable networks, satellite providers, digital streaming partners, corporate sponsors, and other distribution partners; risks related to Endeavor’s organization and structure; and other important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as any such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and Endeavor’s Investor Relations site at investor.endeavorco.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: August 9, 2022